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                          BILL OF SALE
                               AND
                    ASSET PURCHASE AGREEMENT



                         by and between


                  Axtive Software Corporation,
                       a Texas corporation

                               and

                  Edge Technology Group, Inc.,
                     a Delaware corporation





                      Dated:  June 21, 2002







================================================================

            BILL OF SALE AND ASSET PURCHASE AGREEMENT


     THIS BILL OF SALE AND ASSET PURCHASE AGREEMENT (this
"Agreement") is made and entered into this 21st day of June, 2002
(the "Effective Date"), by and between Axtive Software
Corporation a Texas corporation (the "Company") and Edge
Technology Group, Inc., a Delaware corporation (the "Purchaser").

                           WITNESSETH:

     WHEREAS, the Company desires to sell, and the Purchaser desires to purchase, certain of the tangible and intangible assets of the Purchaser, in accordance with the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the covenants, warranties and representations set forth below, the parties hereto, each intending to be legally bound, agree as follows:

                            AGREEMENT

     1. Purchase and Sale of Purchased Assets. The Company hereby sells, assigns, transfers, conveys and delivers to the Purchaser, and the Purchaser hereby purchases from the Company, free and clear of any and all liens, claims, charges, liabilities, encumbrances and security interests of whatsoever kind and nature all of the following assets (collectively, the "Purchased Assets"):

          a) Intangible Assets. All right, title and interest in, to and under the intangible assets as listed on Schedule
     1(a) hereto.

          b) Tangible Assets. All right, title and interest in, to and under the intangible assets as listed on Schedule
     1(b) hereto.

     2. Purchase Price. The consideration paid by the Purchaser for the Purchased Assets (the "Common Stock Consideration") shall consist of shares of the Purchaser's common stock, par value
$0.01 (the "Common Stock") to be issued to the Company as follows:

          a) An initial amount of 400,000 unregistered, restricted, privately placed shares will be issued to the Company (the "Initial Issuance") in the form of (i) a stock certificate representing 200,000 shares of Common Stock to be issued in the name of and delivered to the Company (the "Delivered Stock Certificate") and (ii) a stock certificate representing 200,000 shares of Common Stock to be issued in the name of the Company and the possession of which shall be retained by the Purchaser in accordance with Section 7 below (the "Retained Stock Certificate").

          b) If during the period beginning on the Effective Date and ending on the date that is one year after the Effective Date (the "Measurement Date") the Purchaser's Common Stock has not traded on the NASD Over-The-Counter Bulletin Board (or other national exchange on which the Purchaser's Common Stock is then traded) at a price equal to or in excess of $0.75 per share, then on the Measurement Date the Purchaser shall issue to the Company, but retain possession of, an additional certificate (the "Second Retained Stock Certificate") representing unregistered, restricted, privately placed shares of Common Stock (the "Subsequent Issuance") in an amount such that the aggregate amount of shares received by the Company in both the Initial Issuance and the Subsequent Issuance shall, when multiplied by the "Market Value" of the Common Stock on the Measurement Date, be equal to or greater than three-hundred thousand dollars ($300,000); provided, however, that in no event shall the Subsequent Issuance comprise an amount of Common Stock in excess of 297,674 shares. For purposes of this Agreement, the "Market Value" of the Common Stock on any given day shall be the average closing bid price per share of Edge's Common Stock on either (a) the exchange on which the Purchaser's Common Stock is then listed or (b) the NASD Over-The-Counter Bulletin Board, in either case for the 10 days through and including such given day.

          c)   Notwithstanding the foregoing, in the event either
     (i) after reasonable efforts, the Purchaser is unable to successfully prosecute the expansion of the scope of the Intangible Assets to encompass the use by the Purchaser in its current business operations, including for such purposes the business operations of the Purchaser's subsidiaries (an "Unsuccessful Expansion"), or (ii) during the period of time beginning on the Effective Date and continuing until two years after the Effective Date (the "Delivery Date"), any trial court enters a final order prejudicing any of the Purchaser's rights to own or use any of the Intangible Assets (an "Unsuccessful Defense"), then none of the shares represented by the Retained Stock Certificate and only one-half of the shares (rounded up to the nearest whole number of shares), if any, represented by the Second Retained Stock Certificate will be delivered to the Company, all as set forth in Section 7(e) below.

     3.   Representations and Warranties of the Company. The
Company represents and warrants to the Purchaser as follows:

          a) Organization. The Company is a corporation duly formed, validly existing and in good standing under laws of the State of Texas.

          b) Enforceability and Authority. This Agreement and the other documents and instruments executed by the Company in connection herewith (the "Ancillary Documents") have been duly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, reorganization, fraudulent conveyance, insolvency and similar laws of general application relating to or affecting the enforcement of rights of creditors and subject to general principles of equity. The Company has full power and authority (both legal and corporate) to execute and deliver this Agreement and the Ancillary Documents, and to perform its obligations hereunder and thereunder, and all required approvals of the Board of Directors and the shareholders of the Company have been duly and properly obtained.

          c) Title of Assets. The Company has good and marketable title to all of the Purchased Assets, and the Purchased Assets are free and clear of all liens, claims, charges, liabilities, encumbrances, and security interests. Furthermore, the Company (i) has not at any time preceding the Effective Date, transferred or entered into any agreement to transfer any of the goodwill of the Company and
     (ii) has continued to use the marks transferred hereunder in commerce and has affirmatively defended its use of and prosecuted potential infringement upon such marks. As of the Closing, the Purchaser will obtain good and marketable title to the Purchased Assets and will own the Purchased Assets free and clear of all liens, claims, charges, liabilities, encumbrances, and security interests. Notwithstanding the foregoing, the Purchaser agrees to permit the Company a period of thirty (30) days from the Effective Date in which to amend its articles of incorporation to change its name from "Axtive Software Corporation" to a name which does not contain the word "Axtive" or any derivation of Axtive or any of the other Intangible Assets transferred hereunder.

          d) Litigation. There is no action, suit, proceeding, claim, application, complaint or investigation in any court or before any arbitrator or any regulatory or governmental body pending against the Company affecting the transactions contemplated by this Agreement or which, if decided adversely, could affect the right of the Purchaser to acquire or retain the Purchased Assets.

          e) Information Delivered. The Company (i) has received from the Purchaser copies of the Purchaser's Reports (the "Reports") on Form 10-KSB for the fiscal year ended December 31, 2001, and the Form 10-QSB for the fiscal quarter ended March 31, 2002, the (the Reports collectively referred to herein as the "SEC Documents") and (ii) has had the opportunity to ask questions of and receive answers from the Purchaser concerning the terms and conditions of this Agreement and to obtain from the Purchaser any additional information that the Purchaser possesses or can acquire without unreasonable effort or expense necessary to verify the accuracy of the information described in the SEC Documents.

          f) Accredited Investors. The Company (i) is an "accredited investor" as that term is defined under Regulation D under the Securities Act of 1933, as amended (the "1933 Act"), and has such knowledge and experience in financial and business matters that the Company is capable of evaluating the merits and risks of an investment in the Purchaser's Common Stock, (ii) fully understands the nature, scope and duration of the limitations on transfer of the Purchaser's Common Stock received hereunder, described in this Agreement and (iii) can bear the economic risk of an investment in the shares of the Purchaser's Common Stock and can afford a complete loss of such investment.

          g) Investment Purposes. The Company further represents, warrants, acknowledges and agrees that (i) it is acquiring the shares of the Purchaser's Common Stock under this Agreement for its own account, as principal and not on behalf of other persons, and for investment and not with a view to the resale or distribution of all or any part of such shares in accordance with applicable securities laws,
     (ii) it will not sell or otherwise transfer such shares unless, in the opinion of counsel who is reasonably satisfactory to the Purchaser, the transfer can be made without violating the registration provisions of the 1933 Act and the rules and regulations thereunder, unless such sale or transfer is under an effective registration statement, and (iii) the certificates representing such shares will also bear the following legend:

          THE SHARES REPRESENTED BY THIS CERTIFICATE WERE
          NOT ISSUED IN A TRANSACTION REGISTERED UNDER THE
          SECURITIES ACT OF 1933, AS AMENDED (THE
          "SECURITIES ACT"), OR ANY APPLICABLE STATE
          SECURITIES LAWS.  THE SHARES REPRESENTED HEREBY
          HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE
          SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER
          IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT
          UNDER THE SECURITIES ACT AND APPLICABLE STATE
          SECURITIES LAWS OR, IN THE OPINION OF COUNSEL TO
          THE ISSUER, IS EXEMPT FROM THE REGISTRATION
          REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.

     4. Indemnification from the Company. The Company consents and agrees to defend, indemnify and hold the Purchaser, its officers, directors, agents, attorneys and accountants harmless for, from and against any and all damages, losses which shall include any diminution in value, liabilities (absolute and contingent), payments, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses (including, without limitation, fees, disbursements and expenses of attorneys, accountants and other professional advisors and of expert witnesses and costs of investigation and preparation) of any kind or nature whatsoever (collectively, "Damages"), directly or indirectly resulting from, relating to or arising out of any breach or nonperformance (partial or total) of or inaccuracy in any representation or warranty or covenant or agreement of the Company contained in this Agreement.

     5. Survival. The representations, warranties, covenants, acknowledgments and indemnifications set forth herein shall survive the execution and delivery of this Agreement and the Ancillary Documents for a period of twenty-four (24) months from the Effective Date. The representations, warranties, covenants and indemnifications contained herein shall not be affected by any investigation, verification, approval or subsequent notice made by or on behalf of any party hereto. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty.

     6. Bill of Sale. This Agreement is intended to also operate as a bill of sale and shall be evidence of the transfer of the Purchased Assets as provided for herein and such transfer and assumption is made based in substantial part on the representations and warranties and obligations provided for herein.

     7.   Closing.

          a)   Simultaneous Closing.  The transactions
     contemplated by this Agreement (the "Closing") have taken place at the offices of Arter & Hadden LLP, 1717 Main Street, Suite 4100, Dallas, Texas 75201 on the Effective Date, simultaneously with the execution and delivery of this Agreement. In connection with the Closing, all of the deliveries contemplated by Sections 7(b) and 7(c) below were deemed to have been made simultaneously and no delivery or payment was considered to have been made until all transactions taken at the Closing have been completed.

          b)   Delivery of the Initial Stock Certificate. At the
     Closing, the Purchaser shall provide to the Company the Delivered Stock Certificate.

          c) Issuance of the Retained Stock Certificate. At the Closing, the Purchaser shall issue to the Company, but retain possession of, the Retained Stock Certificate.

          d)   Issuance of the Second Retained Stock Certificate.
     On the Measurement Date, if a Subsequent Issuance is warranted pursuant to Section 2(b) above, then the Purchaser shall issue to the Company, but retain possession of, the Second Retained Stock Certificate.

          e) Delivery of the Retained Stock Certificates. On the Delivery Date, the Purchaser shall deliver possession of the Retained Stock Certificate, and, if applicable, the Second Retained Stock Certificate to the Company; provided however, that in the event of either an Unsuccessful Expansion or an Unsuccessful Defense the Purchaser shall reduce the consideration deliverable on the Delivery Date by the amount of stock represented by the entire Retained Certificate and one-half of the shares (rounded up to the nearest whole number of shares) represented by the Second Retained Stock Certificate, if issued. The Purchaser's ability to reduce the Purchase Price pursuant to this
     Section 7(e) shall in no way be construed to limit the Purchaser's remedies nor to in any way limit the Purchaser's ability to pursue additional remedies, whether at law, in equity, under the Indemnification provisions of Section 4 of this Agreement, or otherwise.

          f) Graham C. "Scooter" Beachum, III Indemnity. As partial consideration for the Purchaser's agreement to deliver possession of the Retained Stock Certificate, and, if applicable, the Second Retained Stock Certificate to the Company on the Measurement Date, Graham C. "Scooter" Beachum, III ("Beachum") hereby agrees as follows:

          (i) Beachum hereby affirms and represents and warrants to the Purchaser that the Company's representations and warranties set forth in this Agreement are true and correct. In addition to, and not in lieu of, the Company's obligation to indemnify the Purchaser set forth in Section 4 hereof if such representations and warranties prove inaccurate within twenty four (24) months from the Effective Date, the Purchaser shall be entitled to seek recourse against Beachum if such representations and warranties of the Company prove incorrect on or before twenty four (24) months from the Effective Date, subject to the limitations contained herein.

          (ii) Beachum's obligation to the Purchaser shall be limited to the lesser of (i) $150,000 or (ii) a dollar amount calculated as follows. On the Measurement Date, the aggregate number of shares of Common Stock issued to the Company shall be calculated (which is the sum of the Initial Issuance and any Subsequent Issuance). Beachum's obligation to the Purchaser shall equal the dollar amount equal to the product of fifty percent (50%) of such aggregate number of shares multiplied by the Market Value of the Common Stock on the Measurement Date (but not to exceed $150,000). By way of illustration, if the aggregate number of shares issued to Beachum on and through the Measurement Date is 600,000 shares (representing 400,000 Initial Shares and 200,000 shares issued in the Subsequent Issuance), and the Market Value of the shares on the Measurement Date is $.50 per share, then Beachum's aggregate liability to the Purchaser for any inaccuracy in the representations and warranty of the Company shall be $150,000 (calculated as 50% x 600,000 shares x $.50 per share Market Value).

          g) Additional Closing Deliveries. At the Closing, the Company shall deliver such other documents of transfer and assignment as shall be necessary to transfer title in the Purchased Assets from the Company to the Purchaser.

     8. Severable Provisions; Enforceability. Each provision of this Agreement is intended to be severable. If any provision hereof shall be declared by a court of competent jurisdiction to be illegal, unenforceable or invalid for any reason whatsoever, such illegality, unenforceability or invalidity will not affect the validity of the remainder of this Agreement or any applicable provision.

     9.   Governing Law. THIS AGREEMENT WILL BE GOVERNED BY, AND
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE
OF TEXAS, REGARDLESS OF ANY CONFLICT OF LAW RULES TO THE
CONTRARY.

     10. Entire Agreement. This Agreement and the exhibits and schedules attached hereto constitute the entire Agreement among the parties with respect to the purchase and sale of the Purchased Assets and the other matters referenced herein. This Agreement, therefore, supersedes any and all prior agreements, arrangements, communications, and representations, whether oral or written, among the parties, or any of them, relating to the subject matters hereof.

     11. Construction. The parties hereto acknowledge that each party was represented by legal counsel, or had the opportunity to obtain legal counsel, in connection with this Agreement and that each party and each party's counsel, as applicable, have reviewed and revised this Agreement, or have had an opportunity to do so, and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

     12. Further Assurances. Each party hereto agrees to do all acts and things and to make, execute, and deliver such written instruments as shall from time to time be reasonably required to further evidence the sale and transfer of the Purchased Assets, and to carry out the terms and provisions of this Agreement.

     13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted assigns, legal representatives, executors, heirs and successors.

     14. Amendment, Modification or Waiver. No amendment, modification or waiver of any condition, provision or term of this Agreement shall be valid or of any effect unless made in writing, signed by the party or parties to be bound and specifying with particularity the nature and extent of such amendment, modification or waiver.

     15. No Third Party Beneficiaries or Expansion of Rights. Notwithstanding anything contained herein to the contrary, nothing in this Agreement, express or implied, is intended to or shall be construed to confer upon, or give to, any person, partnership, corporation or other entity other than the Company or the Purchaser, any remedy or claim under or by reason of this Agreement or any terms, covenants or conditions hereof, and all the terms, covenants and conditions, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of each of the Company and the Purchaser.

     16. Notices. Any notice or other communication required or permitted to be given to any party pursuant to this Agreement shall be in writing and shall be deemed to have been delivered:
(a) if mailed, three (3) days after deposited in the United States mail, postage prepaid; (b) if telecopied, upon delivery;
(c) if hand-delivered, upon delivery against receipt or upon refusal to accept the notice; or (d) if delivered by Federal Express or other similar courier, one (1) day after deposited with such courier, postage prepaid, in each case, addressed to such party at the address set forth below:

          a)   If to the Company:

          Axtive  Software Corporation
          3109 Knox, Suite 204
          Dallas, Texas  75205
          Attn: Graham C. "Scooter" Beachum III


          b)   If to the Purchaser:

          Edge Technology Group, Inc.
          6611 Hillcrest #223
          Dallas, Texas 75205
          Attention: David Pilotte


          With a copy, which shall not constitute notice, to:

          Arter & Hadden LLP
          1717 Main Street, Suite 4100
          Dallas, Texas 75201
          Attention:  Victor B. Zanetti, Esq.

or to such other place as the respective addressee may have designated in a written notice to the other party as provided in this Section. Notices may be given by each party's respective legal counsel.

     17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original.

     18. Execution by Facsimile; Delivery of Original Signed Agreement. This Agreement may be executed by facsimile, and shall be deemed effectively executed upon the receipt by the Purchaser and the Company of the last page of this Agreement duly executed by the other parties hereto.

                    [Signature Page Follows]

     IN WITNESS WHEREOF, Purchaser and the Company have executed and delivered this Agreement as of the day and year first above written.

                              PURCHASER:

                              Edge Technology Group, Inc.,
                              a Delaware corporation


                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                     ----------------------------


                              COMPANY:

                              Axtive Software Corporation,
                              a Texas corporation


                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                     ----------------------------


     Graham C. "Scooter" Beachum, III hereby agrees with the terms of the foregoing Agreement, and specifically, Mr. Beachum's indemnity obligation under Section 7(f) of the Agreement.



                              -----------------------------------
                              Graham C. "Scooter" Beachum, III

                        LIST OF SCHEDULES

1(a) Intangible Assets
1(b) Tangible Assets

                         Schedule 1.1(a)
                        Intangible Assets

1.   The trademark for the "Axtive" name, Registration No.
     2,159,847, including all uses of such name in connection with such registration.

2.   The trademark for the "Axtive" name and design, Registration
     No. 2,159,847, including all uses of such name and design in connection with such registration.

3.   The trademark on the "X Logo" as filed on the Principal
     Register on November 2, 1999.

                         Schedule 1.1(b)
                         Tangible Assets


2  executive desks
1  credenza
1  glass conference table with 8 chairs
1  sign

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